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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              We consent to the use in this Registration Statement on Form S-1 of our report dated February 10, 2010 relating to the consolidated financial statements of GameFly, Inc. and its subsidiaries appearing in the Prospectus, which is part of this Registration Statement.

              We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP
Los Angeles, California
February 9, 2010

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM